Exhibit 99.1

Castellum, Inc. to Attend the 2025 Maxim Growth Summit

VIENNA, Va., Oct. 20, 2025 (GLOBE NEWSWIRE) -- Castellum, Inc. (NYSE-American: CTM) (“Castellum” or “CTM”), a cybersecurity, electronic warfare, and software engineering services company focused on the federal government, is excited to announce its participation in the upcoming 2025 Maxim Growth Summit, taking place from October 22nd to 23rd at The Hard Rock Hotel NYC. This prestigious event brings together industry leaders, innovators, and premier institutions to explore the latest trends and advancements across several industries.

Castellum will meet with institutional investors in one-on-one sessions and with senior Maxim analysts during the event. Keynote speakers include Larry Kudlow (Fox Business News Broadcaster) and Christopher Ruddy (CEO, Newsmax Media). The conference will also feature roundtable discussions with CEOs from small and mid-cap companies, moderated by Maxim Research Analysts. Roundtable discussions will cover a range of sectors, including biotechnology, stem cell therapy, ophthalmology, artificial intelligence, energy and mining, drones, and more.

For more information and a complete agenda of the Maxim Growth Summit, please visit www.maximgrp.com/2025-growth-summit.

Maxim Group LLC is a full-service investment banking, securities, and wealth management firm headquartered in New York. The independent, employee-owned firm provides a full array of financial services, including investment banking, private wealth management, global institutional equity, fixed-income, and derivatives sales & trading, equity research, and prime brokerage services. Maxim Group LLC is a registered broker-dealer with the U.S. Securities and Exchange Commission (SEC) and the Municipal Securities Rulemaking Board (MSRB) and is a member of FINRA, SIPC, and NASDAQ. To learn more about Maxim Group LLC, visit maximgrp.com.

About Castellum, Inc. (NYSE-American: CTM):

Castellum, Inc. (NYSE-American: CTM) is a cybersecurity, electronic warfare, and software engineering services company focused on the federal government - https://castellumus.com/.

Cautionary Statement Concerning Forward-Looking Statements:

This release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as

amended. These forward-looking statements represent the Company’s expectations or beliefs concerning future events and can generally be identified by the use of statements that include words such as “estimate,” “project,” “believe,” “anticipate,” “shooting to,” “intend,” “plan,” “foresee,” “likely,” “will,” “would,” “appears,” “goal,” “target” or similar words or phrases. Forward-looking statements include, but are not limited to, statements regarding the Company’s expectations for revenue growth and new customer opportunities, improvements to cost structure, and profitability. Forward-looking statements include, but are not limited to, statements regarding the Company’s expectations for revenue growth and new customer opportunities, improvements to cost structure, and profitability. These forward-looking statements are subject to risks, uncertainties, and other factors, many of which are outside of the Company’s control, that could cause actual results to differ materially from the results expressed or implied in the forward-looking statements, including, among others: the Company’s ability to compete against new and existing competitors; its ability to effectively integrate and grow its acquired companies; its ability to identify additional acquisition targets and close additional acquisitions; the impact on the Company’s revenue due to a delay in the U.S. Congress approving a federal budget, operating under a prolonged continuing resolution, government shutdown, or breach of the debt ceiling, as well as the imposition by the U.S. government of sequestration in the absence of an approved budget; the ability of the U.S. federal government to unilaterally cancel a contract with or without cause, and more specifically, the potential impact of the U.S.DOGE Service Temporary Organization on government spending and terminating contracts for convenience. For a more detailed description of these and other risk factors, please refer to the Company’s Annual Report on Form 10-K and its Quarterly Reports on Form 10-Q and other filings with the Securities and Exchange Commission (“SEC”), which can be viewed at www.sec.gov. All forward-looking statements are inherently uncertain, based on current expectations and assumptions concerning future events or future performance of the Company. Readers are cautioned not to place undue reliance on these forward-looking statements, which are only predictions and speak only as of the date hereof. The Company expressly disclaims any intent or obligation to update any of the forward-looking statements made in this release or in any of its SEC filings except as may be otherwise stated by the Company.

Contact:

Glen Ives
President and Chief Executive Officer
Phone: (703) 752-6157
info@castellumus.com
https://castellumus.com

A photo accompanying this announcement is available at https://www.globenewswire.com/NewsRoom/AttachmentNg/c3e96d63-61fc-4d6b-8152-044927b78bf5